                                                                   EXHIBIT 10.47


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         This Intellectual Property Security Agreement is entered into as of September 27, 2002 by and between SILICON VALLEY BANK ("Bank") and CUTTING EDGE SOFTWARE, INC. ("Grantor").

                                    RECITALS

         A. Grantor has executed and delivered to Bank a Guaranty with respect to certain borrowers, and a Security Agreement securing all of its obligations to Bank (as the same may be amended, modified or supplemented from time to time, the "Security Agreement"; capitalized terms used herein are used as defined in the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of all of its obligations secured under the Security Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

         To secure its Obligations (as defined in the Security Agreement), Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Exhibits A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

         This security interest is granted in conjunction with the security interest granted to Bank under the Security Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement and the other Guaranty Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Security Agreement or any of the Guaranty Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Security Agreement or any of the other Guaranty Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

         IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Grantor:                         GRANTOR:

7955 E. Redfield Road                       CUTTING EDGE SOFTWARE, INC.
Scottsdale, Arizona  85260

                                            By: /s/ Joan W. Brubacher

                                            Title: Vice President



Address of Bank:                            BANK:

3003 Tasman Drive                           SILICON VALLEY BANK
Santa Clara, California 95054

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                                    EXHIBIT A


                                   Copyrights


                             Registration/            Registration/
                              Application              Application
Description                      Number                    Date
-----------                  -------------            -------------


                                    EXHIBIT B

                                     Patents


                             Registration/            Registration/
                              Application              Application
Description                      Number                    Date
-----------                  -------------            -------------


                                    EXHIBIT C


                                   Trademarks


                             Registration/            Registration/
                              Application              Application
Description                      Number                    Date
-----------                  -------------            -------------


                                    EXHIBIT D

                                   Mask Works



                             Registration/            Registration/
                              Application              Application
Description                      Number                    Date
-----------                  -------------            -------------
